HIGHLAND FLOATING RATE OPPORTUNITIES FUND

(the “Fund”)

Supplement dated October 13, 2017 to the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund,

each dated September 25, 2017, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction therewith.

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of the Fund, each dated and supplemented as noted above.

Effective immediately, the Fund is closed to new investors.

Subject to certain limitations and conditions that may change over time, existing investors in the Fund may continue to buy or exchange shares of the Fund through their existing accounts in accordance with the terms of the Fund’s prospectus and statement of additional information. In addition, investors may purchase shares of the Fund through a retirement plan, benefit plan, or other similar programs available through financial intermediaries with an existing relationship with the Fund as of October 13, 2017.

The Fund reserves the right, in its discretion, to modify the terms of the Fund’s closing to new investors in its discretion and without advance notice.

The Fund’s ability to prevent purchases by new investors through certain accounts may be limited based on systems capabilities, applicable contractual and legal restrictions and the cooperation of certain financial intermediaries.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HFI-SUPP-1017